SUMMARY PROSPECTUS	August 1, 2026

Davenport Equity Opportunities Fund (DEOPX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at http://www.investdavenport.com. You can also get this information at no cost by calling 1-800-281-3217 or by sending an email request to fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated August 1, 2026, are incorporated by reference into this Summary Prospectus.

What is the Fund’s Investment Objective?

The investment objective of the Davenport Equity Opportunities Fund (the “Equity Opportunities Fund” or the “Fund”) is long-term capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Equity Opportunities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.87%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, at least 80% of the Equity Opportunities Fund’s net assets (including the amount of any borrowings for investment purposes, although the Fund does not currently intend to borrow for investment purposes) will be invested in equity securities. Equity securities consist of common stocks and shares of exchange traded funds (“ETFs”) that invest primarily in common stocks. The Fund focuses on superior risk/return opportunities using a flexible, concentrated, and opportunistic approach. The Fund is classified as non-diversified and may therefore invest a greater percentage of its assets in the securities of fewer issuers than a fund that is diversified. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers or one or more particular business sectors.

Davenport & Company LLC (the “Adviser”) uses a “bottom-up” stock selection approach that focuses primarily on individual companies in the context of broader market factors. The Adviser attempts to control risk through diversification among major market sectors, but may overweight a position or a sector if it has a strong conviction about its potential for capital appreciation. The Fund will invest primarily in common stocks of companies that, in the Adviser’s opinion, show superior potential for capital appreciation, have strong and focused management, and solid balance sheets. In making its determinations, the Adviser will focus on companies that exhibit one or more of the following characteristics:

●	Evidence of Financial Strength – The company has a consistent generation of free cash flow, a strong balance sheet, a high return on invested capital and the ability to grow revenues.

●	Pricing Flexibility – The company has the ability to adjust its prices independent of competitive forces.

●	Competitive Advantage – The company has a leading presence and a business that is difficult to replicate, or benefits from barriers to entry that limit or prevent new competition.

●	Disciplined Management – The company has an experienced and sound management team that is focused on building value.

●	Attractive Valuation – The company is selling at a low price relative to its assets, earnings, cash flow, franchise value or growth potential. This may be determined by its price-earnings ratio, price-book ratio, price-sales ratio, or price-free cash flow ratio.

The Fund will emphasize investments in common stocks of medium and small capitalization companies but is not limited to any particular market capitalization. The Adviser defines medium capitalization companies as those whose market capitalization, at the time of purchase, is between $2 billion and $20 billion and defines small capitalization companies as those whose market capitalization, at the time of purchase, is between $300 million and $13 billion.

The Fund may also invest in special situation companies that have fallen out of favor with the market but are believed to offer favorable risk-adjusted returns. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds, spin-offs, mergers, or acquisitions) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new or improved products, changes in senior management or significant changes in cost structure.

The Fund may invest up to 20% of its net assets in shares of ETFs to adjust its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers if the Adviser believes they would be advantageous to the Fund and help it achieve its investment objective. The Fund’s foreign investments may include ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs.

A security will be sold when the Adviser believes it no longer has the potential for strong growth, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position.

What are the Principal Risks of Investing in the Fund?

The Equity Opportunities Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Even investments in high quality or “blue chip” stocks may be negatively impacted by adverse market or economic conditions. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial, or political events in one country, sector or region, could potentially have adverse widespread impacts. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. Other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Non-Diversification Risk. Because a relatively high percentage of the assets of the Fund may be invested in shares of a limited number of issuers, the Fund may be more susceptible to any economic, business, political or regulatory occurrence affecting an issuer than a diversified fund. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers which may increase its risk of loss and share price volatility.

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

Market Capitalization Risk. Small and medium capitalization companies may have more limited management experience, financial resources, product diversification and competitive strengths than larger, more established companies, and may be less able to respond effectively to competitive pressures or changes in the marketplace. Securities of smaller capitalization companies may be less liquid than those of larger companies and may trade in lower volumes, making them more difficult to buy or sell at desired times or prices. When making large sales, the Fund may have to sell at a discount from market prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of small and medium capitalization companies may be subject to greater price fluctuations than the securities of large capitalization companies. These risks may be more pronounced for investments in small capitalization companies.

ETF Risk. An ETF is managed independently from the Fund and differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely affect the financial condition and operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, which may lead investors to favor other asset classes than stocks, resulting in broader market declines that are not necessarily related to the performance of specific companies.

Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform the stock market as a whole or not produce the intended results.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Equity Opportunities Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the S&P 500® Index, and an additional comparative index that is representative of the market sectors in which the Fund may invest. On October 1, 2026, the Fund will change its additional comparative index from the Russell Midcap® Index to the Bloomberg U.S. Midcap Total Return Index due to licensing cost considerations. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s year-to-date return through June 30, 2026 is 5.67%.

During the periods shown in the bar chart, the highest return for a quarter was 23.48% during the quarter ended June 30, 2020 and the lowest return for a quarter was -22.62% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One	Five	Ten
	Year	Years	Years
Return Before Taxes	-2.61%	5.81%	10.33%
Return After Taxes on Distributions	-3.37%	4.40%	9.07%
Return After Taxes on Distributions and Sale of Fund Shares	-1.14%	4.32%	8.25%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes	17.88%	14.42%	14.82%
BLOOMBERG U.S. MIDCAP TOTAL RETURN INDEX (reflects no deduction for fees, expenses, or taxes)	10.94%	8.96%	11.47%
RUSSELL MIDCAP® INDEX (reflects no deduction for fees, expenses, or taxes)	10.60%	8.67%	11.01%

Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

George L. Smith, III, CFA and Christopher G. Pearson, CFA, are jointly and primarily responsible for the daily portfolio management of the Equity Opportunities Fund. Mr. Smith is a Managing Director and Chairman of the Investment Policy Committee of the Adviser and has managed the Fund since its inception in 2010. Mr. Pearson is a Senior Vice President and Director of the Adviser and has managed the Fund since 2013.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except that the minimum is $2,000 for tax-deferred retirement accounts, Uniform Gifts to Minors Accounts (“UGMA” or “UTMA”), or accounts held by employees of the Adviser and their immediate families. The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. The Fund reserves the right to waive the minimum initial investment requirements for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment requirements.

Minimum Subsequent Investment – None

The Fund’s shares are redeemable. You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4